Exhibit 99.1

Everbridge Enters into Definitive Agreement to Be Acquired

by Thoma Bravo for $1.5 Billion

Everbridge Shareholders to Receive $28.60 Per Share in Cash

Represents 32% Premium to Everbridge 90-Day Volume-Weighted Average Share Price

Transaction Aims to Accelerate the Company’s Strong, Global Growth as a Trusted Provider and

Leader in Critical Event Management

BURLINGTON, MA & MIAMI, FL – February 5, 2024 – Everbridge, Inc. (Nasdaq: EVBG) (“Everbridge” or the “Company”), a global leader in critical event management (“CEM”) and national public warning solutions, today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm, in an all-cash transaction valuing Everbridge at approximately $1.5 billion. The transaction is expected to help accelerate the Company’s continued growth at a time of rising global uncertainty and increased prioritization of public safety and operational continuity. Upon completion of the transaction, Everbridge will become a privately held company.

Under the terms of the agreement, Everbridge shareholders will receive $28.60 per share in cash. The per share purchase price represents a 32% premium to the Everbridge volume-weighted average share price over the last 90 days.

Everbridge was founded in the aftermath of 9/11 with the mission of helping to keep people safe and organizations running amid critical situations. Its suite of Software-as-a-Service (“SaaS”) products encompassing mass notification, IT incident management, travel risk management, physical security information management, population alerting, and risk intelligence, has positioned Everbridge as a trusted partner to meet the evolving needs of a diverse base of 6,500+ customers through a comprehensive and unified interface. Everbridge customers include multi-national enterprises across industries such as financial services, manufacturing, retail, transportation, energy & gas, and education, as well as national, state, and local government bodies and U.S. Federal agencies.

“Joining Thoma Bravo will mark a pivotal moment for Everbridge and our mission to empower organizations worldwide with the tools to successfully navigate critical events,” said David Wagner, President and CEO of Everbridge. “Over the last several years, we have expanded and evolved our business to support customers in an increasingly complex threat landscape. Thoma Bravo’s comprehensive experience in the risk, compliance, and safety sectors and commitment to fostering innovation will enable us to better help our customers keep people safe and their organizations running. This agreement is a testament to all we’ve achieved together as one Everbridge and represents the beginning of an exciting new chapter for our team, our partners, and our customers.”

“We are pleased to deliver immediate, compelling, and certain value to our shareholders through this transaction,” said David Henshall, Chairman and Lead Independent Director of the Everbridge Board of Directors. “Over the past several years, the Everbridge Board has consistently reviewed the Company’s stand-alone opportunity against other strategic opportunities, including dialogue with a range of potential partners. This agreement is the result of those efforts and reflects our commitment to maximizing value and certainty on behalf of our shareholders. ”

“We look forward to working with Everbridge to expand their ability to capitalize on opportunities in an expanding marketplace for risk, compliance, and safety solutions,” said Hudson Smith, Partner at Thoma Bravo. “The Everbridge product portfolio is already used by some of the world’s most-respected corporations and organizations to comprehensively monitor risk and manage critical events, and we see an extensive runway ahead for product innovation and profitable growth.”

“We’re thrilled to partner with the Everbridge team to keep building on the strong business they’ve created in critical event management,” said Matt LoSardo, Principal at Thoma Bravo. “Our shared vision, coupled with Thoma Bravo’s software and operational competencies, will support Everbridge to accelerate its growth initiatives and better serve its customers during this exciting next chapter for the company.”

Transaction Details

The transaction, which was approved by the Everbridge Board of Directors, is expected to close in the second calendar quarter of 2024, subject to customary closing conditions, including approval by Everbridge shareholders and the receipt of required regulatory approvals. The transaction is not subject to a financing condition.

The agreement includes a 25-day “go-shop” period expiring on February 29, 2024, which permits the Everbridge Board and its advisors to actively initiate and solicit alternative acquisition proposals from certain third parties, as described in the merger agreement. The Everbridge Board has the right to terminate the merger agreement to accept a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurance that this “go-shop” will result in a superior proposal, and Everbridge does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or otherwise required.

Upon completion of the transaction, Everbridge common stock will no longer be listed on any public stock exchange. The Company will continue to operate under the Everbridge name and brand.

Advisors

Qatalyst Partners is serving as financial advisor and Cooley LLP is serving as legal counsel to Everbridge. Kirkland & Ellis LLP is serving as legal counsel to Thoma Bravo.

About Everbridge

Everbridge (Nasdaq: EVBG) empowers enterprises and government organizations to anticipate, mitigate, respond to, and recover stronger from critical events. In today’s unpredictable world, resilient organizations minimize impact to people and operations, absorb stress, and return to productivity faster when deploying critical event management technology. Everbridge digitizes organizational resilience by combining intelligent automation with the industry’s most comprehensive risk data to Keep People Safe and Organizations Running™. For more information, visit https://www.everbridge.com/, read the company blog, and follow on LinkedIn. Everbridge… Empowering Resilience.

About Thoma Bravo

Thoma Bravo is one of the largest software investors in the world, with approximately US$134 billion in assets under management as of September 30, 2023. Through its private equity, growth equity and credit strategies, the firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging Thoma Bravo’s deep sector knowledge and strategic and operational expertise, the firm collaborates with its portfolio companies to implement operating best practices and drive growth initiatives. Over the past 20 years, the firm has acquired or invested in more than 455 companies representing over US$255 billion in enterprise value (including control and non-control investments). The firm has offices in Chicago, London, Miami, New York and San Francisco. For more information, visit Thoma Bravo’s website at www.thomabravo.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent, LLC. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.

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Everbridge

Investors

Nandan Amladi

Investor Relations

nandan.amladi@everbridge.com

(617) 665-7197

Media

Jeff Young

Media Relations

jeff.young@everbridge.com

(781) 859-4116

Thoma Bravo

Megan Frank

mfrank@thomabravo.com

(212) 731-4778

Liz Micci / Abigail Farr / Akash Lodh

FGS Global

ThomaBravo-US@fgsglobal.com

(347) 675-2883 / (646) 957-2067 / (202) 758-4263